Exhibit 10.13

TO: THE UNDERSIGNED HOLDERS OF SECURITIES OF APi GROUP CORPORATION

March 24 2020

Re: Registration Rights Agreement

Each Holder of securities of APi Group Corporation, a company incorporated with limited liability under the laws of the British Virgin Islands (the “Company”), and the Company have agreed to the following terms, conditions and provisions of this Registration Rights Agreement (this “Agreement”) with respect to all Registrable Shares (as defined on Annex A hereto) held by such Holder. Upon the Re-domiciliation (as defined in Annex A hereto), each Ordinary Share (as defined in Annex A hereto) will be converted into Common Stock (as defined on Annex A hereto). “Holder” shall refer to (i) each holder of Ordinary Shares listed on Schedule I attached hereto (which such shares will convert into Common Stock upon the Re-domiciliation) and (ii) any transferee of such Holder that becomes a party to this Agreement, provided that such transferee (x) is an Affiliate of the Holder at the time of the transfer or (y) acquires 10% or more of the Company’s outstanding shares of Common Stock in such transfer and, in each of case, executes a customary joinder to this Agreement. “Holders” shall refer collectively to the Holders. Capitalized terms used herein and not defined shall have the meanings set forth on Annex A hereto.

1.	Rule 144; U.S. Registration

1.1    The Company shall, at the Company’s expense, for so long as any Holder holds any Registrable Shares, with a view to making available to the Holders the benefits of Rule 144 (as defined in Annex A) and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3: (i) make and keep available adequate current public information, as those terms are understood and defined in Rule 144; (ii) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and (iii) furnish to any Holder so long as the Holder owns Registrable Shares, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed or furnished by the Company with the Commission as such Holder may reasonably request in connection with the sale of Registrable Shares without registration (in each case to the extent not readily publicly available). Additionally, the Company shall, at the Company’s expense, cooperate with the Holders, as may be reasonably requested by any Holder holding any Registrable Shares from time to time, to facilitate any proposed sale of Registrable Shares by the requesting Holder(s) in accordance with the provisions of Rule 144 promulgated under the Securities Act, including, without limitation, by providing opinions of counsel, to the extent required.

1.2    On or promptly following the date that is 12 calendar months after the Company has become subject to the requirements of Section 12 or 15(d) of the Exchange Act, the Company will file with the Commission a registration statement registering the resale of all Registrable Shares of the Holders and providing for an offering of those securities to be made on a continuous basis pursuant to Rule 415 under the Securities Act (a “Registration Statement”); provided, however, that the Company may delay the filing of the Registration Statement (or an amendment thereto) during any period that would constitute an Allowed Delay (as defined below) until immediately following the end of such Allowed Delay. The Registration Statement shall be on Form S-3, except if the Company is then ineligible to register for resale the Registrable Shares on Form S-3, in which case such registration shall be on such other form available to register for resale the Registrable Shares as a secondary offering). The Company shall notify all Holders as promptly as practicable after the Registration Statement is declared effective and shall simultaneously provide all Holders with copies of any related prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable (and no later than 60 days) after the filing thereof, and shall use its commercially reasonable efforts to keep a Registration Statement continuously effective until the Termination Date (as defined below) (such period, the “Effectiveness Period”).

1.3    For not more than 30 consecutive days (subject to extension by the Company by up to an additional 60 days, solely to the extent that the Company requires such extension of time to complete financial statements required under applicable law to be contained in the Company’s Commission filings) and for a total of not more than 90 days in any 12 month period (but not more than twice in any such 12 month period), the Company may suspend the use of any prospectus included in the Registration Statement in the event that the board of directors of the Company, after consultation with outside counsel, determines in good faith that such suspension is necessary to (a) delay the public disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith determination of the board of directors of the Company, in the best interests of the Company or (b) amend or supplement the Registration Statement or the related prospectus so that the Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”). Each Holder, severally and not jointly, agrees that, upon receipt of any notice from the Company of an Allowed Delay, such Holder will immediately discontinue disposition of Registrable Shares pursuant to the Registration Statement, until such Holder is advised by the Company that such dispositions may again be made.

1.4    (a) The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, each Person who controls any Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, members, managers, stockholders, partners, limited partners, agents and employees of each of them (each an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (a) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, and any free-writing prospectus and any issuer information (as defined in Rule 433 of the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any other document incident to such registration prepared by or on behalf of the Company or used or referred to by the Company, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (b) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement; in each case, except to the extent, but only to the extent, that such untrue statement or omission is based upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein,. The Company will pay to each Indemnified Party any legal or other costs and expenses reasonably incurred thereby in connection with investigating any matter or defending any proceeding from which Losses may result, as such expenses are incurred.

(b) Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall sign a Registration Statement, each underwriter, broker or other Person acting on behalf of the holders of securities included in a Registration Statement, and each Person who controls any of the foregoing Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, and any free-writing prospectus and any issuer information (as defined in Rule 433 of the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any other document incident to such registration prepared by or on behalf of the Company or used or referred to by the Company, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is based upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein. The indemnity agreement contained in this Section 1.4(b) shall not apply to amounts paid in settlement of any such investigation or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, conditioned or delayed. In no event shall any indemnity under this Section 1.4(b) exceed the net proceeds from the sale of the Registrable Shares subject to the proceeding.

(c) If the indemnification provided in this Section 1.4 is unavailable to an Indemnified Party or insufficient to hold the Indemnified Party harmless for any Losses, then the Company shall contribute to the amount paid or payable by the Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Company and such Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Company and the Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Company or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The parties hereto agree that it would not be just and equitable if any contribution were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. Notwithstanding the provisions of this paragraph, no Indemnified Party shall be required to contribute pursuant to this paragraph, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Indemnified Party from the sale of the Registrable Shares subject to the proceeding exceeds the amount of any damages that such Indemnified Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

1.5    The Company shall have no further obligations pursuant to this Agreement with respect to a particular Holder at the earlier of (a) such time as all of the Registrable Shares of such Holder have been sold and (b) such time as all of the Registrable Shares of such Holder may be sold, transferred or otherwise disposed of in a single transaction without limitation under Rule 144 (the “Termination Date”); provided, however, in each case, that the Company’s obligations under Section 1.4 of this Agreement shall remain in full force and effect following such time.

1.6	Company Registration.

(a)    If the Company proposes to register (including, for this purpose, a registration effected by the Company for equityholders other than the Holders, whether as part of an underwritten offering of Registrable Shares included by the Company on a shelf registration statement or otherwise) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within five (5) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 1.6(b) cause to be registered all of the Registrable Shares that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.6 before the effective date of such registration, whether or not any Holder has elected to include Registrable Shares in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.2.

(b)    If the total number of securities, including Registrable Shares, to be included in such offering exceeds the number of securities to be sold that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such shares of Common Stock, including Registrable Shares, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Shares requested to be registered can be included in such offering, then the Registrable Shares that are included in such offering shall be allocated (A) first to the Company and (B) second, and only if all of the securities referred to in clause (A) have been included, pro rata among the other selling Holders based on the number of Registrable Shares held by all such selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Shares held by any Holder to be included in such underwriting shall not be reduced unless all securities held by Persons other than the Company and the Holders are first entirely excluded from the underwriting.

2.	Additional Obligations.

2.1    In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall:

(a)    prepare and file with the Commission, as specified in this Agreement, each Registration Statement, which Registration Statements shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its commercially reasonable efforts to cause a Registration Statement to become and remain effective through the Effectiveness Period; provided, that before filing such Registration Statement or any amendments thereto, the Company will furnish to the Holder, the lead managing underwriter(s) if any, and their respective counsel, copies of all such documents proposed to be filed, which documents will be subject to the review and reasonable comment of such counsel and, with respect to each Holder, approval (not to be unreasonably withheld or delayed) of any information regarding such Holder and the distribution of Registrable Shares, and other documents reasonably requested by such counsel, including any comment letter from the Commission, and, if requested by such counsel, provide such counsel a reasonable opportunity to participate in the preparation of such Registration Statement and any prospectus included therein and any amendments or supplements thereto and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors;

(b)    subject to Section 3 hereof, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep a Registration Statement effective for the Effectiveness Period, (ii) cause each prospectus contained therein to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, (iii) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof, and (iv) register the resale of all Registrable Shares of the Holders then beneficially owned by the Holders (including, for the avoidance of doubt, any Registrable Shares acquired after the initial filing of any Registration Statement) and provide for an offering of those securities to be made on a continuous basis pursuant to Rule 415 under the Securities Act;

(c)    if requested by a Holder or the lead managing underwriter(s), if any, for an offering of Registrable Shares, promptly include in a prospectus supplement or post-effective amendment such information as the lead managing underwriter(s), if any, and the Holder may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received such request;

(d)    furnish to the Holders, without charge, such number of copies of each prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company hereby consents to the use of such prospectus, including each preliminary prospectus, by the Holders, if any, in connection with the offering and sale of the Registrable Shares covered by any such prospectus;

(e)    use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as any Holder covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 1 and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 2.1(e), (ii) subject itself to taxation in any such jurisdiction where it is not then so subject, or (iii) submit to the general service of process in any such jurisdiction;

(f)    notify each Holder with Registrable Shares covered by a Registration Statement promptly and, if requested by any such Holder, confirm such advice in writing (i) when such Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related prospectus or for additional information, and (iv) of the happening of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the prospectus pursuant to Section 1.3);

(g)    during the period of time referred to in Section 1.2 above, use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(h)    upon request, furnish to each requesting Holder with Registrable Shares covered by a Registration Statement, without charge, at least one conformed copy of such Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i)    except as provided in Section 1.3, upon the occurrence of any event contemplated by Section 2.1(f)(iv), use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to each requesting Holder a reasonable number of copies of each such supplement or post-effective amendment;

(j)    enter into customary agreements and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement;

(k)    use its commercially reasonable efforts (including, without limitation, seeking to cure in the Company’s listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Registrable Shares on any securities exchange on which such Registrable Shares are then listed or included;

(l)    prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Registration Statement as required by Section 1 hereof, the Company shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 1 hereof;

(m)    cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement;

(n)    in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Registration Statement) that will result in the securities being delivered no longer constituting Registrable Shares, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any transfer restrictive legends, and to enable such Registrable Shares to be in such denominations and registered in such names as the Holders may request;

(o)    execute and deliver all instruments and documents (including an underwriting agreement or placement agent agreement, as applicable, in customary form and with customary indemnification and contribution provisions), participate in customary due diligence sessions (including promptly making available for inspection by the Holders, any managing underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with any such registration statement) and take such other actions and obtain such certificates, letters and opinions as sellers of the Registrable Shares being sold (or if applicable, the underwriters) reasonably request in order to effect a public offering of such Registrable Shares and in such connection, whether or not an underwriting agreement or placement agent agreement is entered into and whether or not the offering is an underwritten offering, (A) make such representations and warranties to the Holders of such Registrable Shares and the underwriters or placement agents, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement and documents, if any, incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings or placement agents, if applicable, and, if true, confirm the same if and when requested, (B) use its commercially reasonable efforts to furnish to the selling Holders and underwriters or placement agents, if any, of such Registrable Shares opinions and negative assurance letters of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters or placement agents, if any, and counsels to the selling Holders of Registrable Shares), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and any such underwriters or placement agents and (c) obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the selling Holders, a cold comfort letter from the Company’s independent accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters may reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement; and

(p)    cause senior representatives of the Company to participate in any “road show” or “road shows” reasonably requested by any underwriter of an underwritten or “best efforts” offering of any Registrable Shares.

2.2    The Company shall pay all Registration Expenses in connection with the registration and each offering of the Registrable Shares pursuant to this Agreement. Each Holder shall bear its own Selling Expenses.

2.3    The Company may require the Holders to furnish (and the Holders agree to furnish) in writing to the Company such information as shall be required to effect the registration of the Registrable Shares (including such information regarding such Holder, the Registrable Shares held by such Holder, and the intended method of disposition thereof as shall be reasonably requested by the Company and required to be included in the Registration Statement), and no Holder shall be entitled to be named as a selling stockholder in any Registration Statement or use the prospectus forming a part thereof if such Holder does not provide such information to the Company. Each Holder further agrees to (i) furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading and (ii) execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.1(f)(ii) or 2.1(f)(iii)) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until (i) any such stop order is vacated or (ii) if an event described in Section 2.1(f)(iii) occurs, such Holder’s receipt of the copies of the supplemented or amended prospectus.

2.4    Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

2.5    The Holder that together with its Affiliates, is offering to sell the greatest number of Registrable Shares in such offering shall have the right to select the investment banking firm(s) to act as the managing underwriter(s) in connection with any underwritten offering effected pursuant to a registration statement filed pursuant to Section 1.2 and one firm of counsel (along with any reasonably necessary local counsel) to represent all participating Holders in such offering, and will determine the plan of distribution in cooperation with the managing underwriter(s) (including the underwriting commissions, discounts and fees).

3.	General Provisions.

3.1    Except as otherwise provided herein, all costs and expenses incurred by or on behalf of the parties hereto in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses when due.

3.2    All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally to the recipient or when sent to the recipient by facsimile (receipt confirmed) or email, one (1) Business Day after the date when sent to the recipient by reputable overnight express courier services (charges prepaid) or three (3) Business Days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid; provided, however, that, any notice received at the addressee’s location on any Business Day after 5:30 p.m. (addressee’s local time) shall be deemed to have been received by 9:00 a.m. (addressee’s local time) on the next Business Day. Such notices, demands and other communications will be sent to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

To the Company:	APi Group Corporation 1100 Old Highway Eight NW New Brighton, MN 55112 Attn: Andrea Fike, General Counsel Facsimile: (651) 636-0312 email: Andrea.Fike@apigroupinc.us

with a copy (which shall not constitute notice) to:	Greenberg Traurig, P.A. 401 E. Las Olas Blvd., Suite 2000 Fort Lauderdale, FL 33301 Attn: Donn Beloff, Esq. Facsimile No.: (954) 765-1477 email: beloffd@gtlaw.com

To Holder:	The address set forth beneath Holder’s signature hereto

3.3    This Agreement may be executed in any number of separate counterparts (including by means of facsimile or portable document format (.pdf)), each of which is an original but all of which taken together shall constitute one and the same instrument.

3.4    This Agreement sets forth the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof (including without limitation the Warrant Exercise Commitment Letter dated September 2, 2019 between Viking Global Opportunities Liquid Portfolio Sub-Master LP and the Company). No party or any of its Affiliates shall have any claim or remedy in respect of any statement, representation, warranty or undertaking, made by or on behalf of the other party or any of its Affiliates in relation to this Agreement which is not expressly set forth in this Agreement.

3.5    Each of the provisions of this Agreement is severable, if any such provision is held to be or becomes invalid or unenforceable in any respect under the law of any jurisdiction, it shall have no effect in that respect and the parties shall use commercially reasonable efforts to replace it in that respect with a valid and enforceable substitute provision the effect of which is as close to its intended effect as possible.

3.6    THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY TRANSACTION CONTEMPLATED HEREBY, THE RELATIONSHIP OF THE PARTIES HERETO, THE TRANSACTION AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER OR RELATED IN ANY WAY TO THE FOREGOING, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAW OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. THE PARTIES EXPRESSLY ACKNOWLEDGE AND AGREE THAT (A) THE REQUIREMENTS OF 6 DEL. C. § 2708 ARE SATISFIED BY THE PROVISIONS OF THIS AGREEMENT AND THAT SUCH STATUTE MANDATES THE APPLICATION OF DELAWARE LAW TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, THE TRANSACTION AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER, (B) THE PARTIES HAVE A REASONABLE BASIS FOR THE APPLICATION OF DELAWARE LAW TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, THE TRANSACTION AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER, (C) NO OTHER JURISDICTION HAS A MATERIALLY GREATER INTEREST IN THE FOREGOING, AND (D) THE APPLICATION OF DELAWARE LAW WOULD NOT BE CONTRARY TO THE FUNDAMENTAL POLICY OF ANY OTHER JURISDICTION THAT, ABSENT THE PARTIES’ CHOICE OF DELAWARE LAW HEREUNDER, WOULD HAVE AN INTEREST IN THE FOREGOING.

3.7    Except as expressly provided herein, neither this Agreement nor any of the rights, interests or obligations shall be assigned by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. A person who is not a party to this Agreement shall have no right to enforce any of its terms and this Agreement is not intended to give any person other than the parties hereto and their permitted assigns any rights hereunder.

3.8    EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE GENERAL JURISDICTION OF THE DELAWARE COURT OF THE CHANCERY AND ANY STATE APPELLATE COURT THEREFROM WITHIN THE STATE OF DELAWARE (OR, ONLY IF THE DELAWARE COURT OF CHANCERY DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF DELAWARE) FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, THE RELATIONSHIP OF THE PARTIES HERETO, THE TRANSACTION AND/OR THE INTERPRETATION OR ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER OR RELATED IN ANY WAY TO THE FOREGOING AND AGREES THAT ALL CLAIMS IN RESPECT OF THE SUIT, ACTION OR OTHER PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH PARTY AGREES TO COMMENCE ANY SUCH SUIT, ACTION OR OTHER PROCEEDING SOLELY IN THE DELAWARE COURT OF THE CHANCERY (OR, ONLY IF THE DELAWARE COURT OF CHANCERY DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF DELAWARE). EACH PARTY WAIVES ANY DEFENSE OF IMPROPER VENUE OR INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. ANY PARTY MAY SERVE ANY OTHER PARTY WITH LEGAL PROCESS BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 3.2. NOTHING IN THIS SECTION 3.8, HOWEVER, SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AT EQUITY. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUIT, ACTION OR PROCEEDING SO BROUGHT SHALL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW OR AT EQUITY. EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH

RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY TRANSACTION CONTEMPLATED HEREBY, THE RELATIONSHIP OF THE PARTIES HERETO, THE TRANSACTION AND/OR THE INTERPRETATION OR ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER OR RELATED IN ANY WAY TO THE FOREGOING. EACH OF THE PARTIES (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (II) ACKNOWLEDGES THAT SUCH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

3.9    The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to consummate the Transaction will cause irreparable injury to the other parties, for which monetary damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the granting of injunctive relief by any court of competent jurisdiction to prevent breaches of this Agreement, to enforce specifically the terms and provisions hereof and to compel performance of such party’s obligations, this being in addition to any other remedy to which any party is entitled under this Agreement. The parties further agree to waive any requirement for the securing or posting of any bond in connection with any such remedy, and that such remedy shall be in addition to any other remedy to which a party is entitled at law or in equity.

3.10    No amendment to this Agreement shall be valid unless it is in writing and duly executed by the parties hereto.

3.11    No failure or delay by a party in exercising any right or remedy provided by law or under this Agreement shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any further exercise of it or the exercise of any other remedy.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first below written

API GROUP CORPORATION

By:	/s/ Andrea Fike
Name:	Andrea Fike
Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Registration Rights Agreement]

HOLDERS:

Viking Global Opportunities Liquid Portfolio Sub-Master LP By: Viking Global Opportunities Portfolio GP LLC, its general partner

By:	/s/ Matthew Bloom
Name:	Matthew Bloom
Title:	Authorized Signatory
E-Mail:	mbloom@vikingglobal.com
Phone number / Fax number: (212) 672-7059

Notice of Address: 55 Railroad Avenue Greenwich, CT 06830 USA Facsimile No: +1 203 863 5000 Email: legalnotices@vikingglobal.com

[Signature Page to Registration Rights Agreement]

Annex A

Defined Terms

“Additional Common Stock” means shares or other securities issued in respect of the Ordinary Shares (and following the Re-domiciliation, the shares of Common Stock) by reason of or in connection with any stock dividend, stock distribution, stock split or similar issuance.

“Admission Date” means the date on which the Common Stock is admitted to trading on the New York Stock Exchange.

“Affiliate” means, in relation to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person, and “control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, by contract or otherwise; provided, that in the case of the Company, the term “Affiliate” shall not include portfolio companies of the Persons that control the Holders or any of their respective controlled Affiliates.

“Business Combination Agreement” means that certain Business Combination Agreement, dated as of September 2, 2019, by and among the Company, APi Group, Inc., a Minnesota corporation, and the other signatories thereto.

“Business Day” means a day, other than a Saturday or Sunday or public holiday in New York on which, in any such case, banks are open in New York for general commercial business.

“Commission” means the Securities and Exchange Commission, or any successor regulatory body.

“Common Stock” means the common stock (par value $0.0001 per share) of the Company into which each Ordinary Share will be converted into upon the Re-domiciliation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Excluded Registration” means (a) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to an equity incentive, stock option, stock purchase, or similar plan; (b) a registration relating to an SEC Rule 145 transaction; (c) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Shares; (d) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered; and/or (e) a registration relating to the Company’s Re-domiciliation.

“FINRA” means the Financial Industry National Regulatory Agency.

“Form S-3” means the Form S-3 to be filed with the Commission and shall include any successor or similar form to such form under the Securities Act subsequently adopted by the Commission.

“Governmental Authority” means any supra-national, national, state, municipal or local government (including any subdivision, court of competent jurisdiction, regulatory or administrative agency or commission or other authority thereof), stock exchange, arbitral body or self-regulatory organization exercising any regulatory, taxing, importing or any other governmental authority.

“Ordinary Shares” means the ordinary shares (of no par value) of the Company.

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“Person” means any individual, firm, corporation (wherever incorporated), partnership, limited liability company, joint venture, trust, association, organization, Governmental Authority, works council or employee representative body (whether or not having separate legal personality) or any other entity.

“Re-domiciliation” means the change in the jurisdiction of incorporation of the Company from the British Virgin Islands to Delaware prior to the Admission Date.

“Registrable Shares” means, with respect to any Holder, (i) any shares of Common Stock held by such Holder as of the date hereof or acquired by such Holder after the date hereof and prior to the Termination Date and (ii) any shares of Additional Common Stock in respect thereof;

“Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including, without limitation: (i) all Commission, the NYSE or such other exchange as the Registrable Shares are listed from time to time and FINRA fees, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of FINRA and NYSE or other applicable exchange), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any prospectus, any amendments or supplements thereto, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on NYSE or other applicable exchange pursuant to Section 2.1(j) of this Agreement, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including, without limitation, the expenses of any special audit, agreed upon procedures and “cold comfort” letters required by or incident to such performance), and (vii) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in clauses (ii) above.

“Rule 144” or “Rule 424”, respectively, means such specified rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Selling Expenses” means, if any, all underwriting or broker fees, discounts and selling commissions or similar fees or arrangements, fees of counsel to the selling Holders (other than as specifically provided in the definition of Registration Expenses above) and transfer taxes allocable to the sale of the Registrable Shares included in the applicable offering.

“Transaction” means the transactions contemplated by the Business Combination Agreement.

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Schedule I

Holders

Holder	Ordinary Shares (to be converted into Common Stock on Re-domiciliation)
Viking Global Opportunities Liquid Portfolio Sub-Master LP	33,333,333

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